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                                                                  EXHIBIT 24-1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 1996 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-11983.


                                                     ARTHUR ANDERSEN, LLP

Philadelphia, Pa
April 2 , 1996